UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 17, 2006

             CARNIVAL CORPORATION                                         CARNIVAL PLC
 (Exact name of registrant as specified in its            (Exact name of registrant as specified in its
                   charter)                                                 charter)

              Republic of Panama                                        England and Wales
(State or other jurisdiction of incorporation)           (State or other jurisdiction of incorporation)

                    1-9610                                                   1-15136
           (Commission File Number)                                 (Commission File Number)

                  59-1562976                                               98-0357772
     (I.R.S. Employer Identification No.)                     (I.R.S. Employer Identification No.)

                Carnival Place                                           Carnival House,
             3655 N.W. 87th Avenue                                     5 Gainsford Street,
           Miami, Florida 33178-2428                                     London SE1 2NE,
           United States of America                                      United Kingdom
   (Address of principal executive offices)                 (Address of principal executive offices)
                  (Zip code)                                               (Zip code)

                (305) 599-2600                                         011 44 20 7940 5381
(Registrant's telephone number, including area           (Registrant's telephone number, including area
                    code)                                                     code)

                     None                                                     None
  (Former name or former address, if changed               (Former name or former address, if changed
              since last report)                                       since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 17, 2006, Carnival plc priced its offering of its Euro 750,000,000 4.25% Guaranteed Bonds due 2013 (the "Bonds"), which Bonds will be guaranteed by Carnival Corporation. The net proceeds of the offering are intended primarily to refinance outstanding commercial paper, as well as for general corporate and working capital purposes. The Bonds will be listed on the London Stock Exchange. The offering is expected to close on November 27, 2006 and interest on the Bonds will be payable annually in arrears. The Bonds will not be registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the U.S. or to U.S. persons (other than distributors) unless the securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this joint current report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CARNIVAL CORPORATION                       CARNIVAL PLC


/s/ Arnaldo Perez                          /s/ Arnaldo Perez
---------------------------------------    -------------------------------------
Name: Arnaldo Perez                        Name: Arnaldo Perez
Title: Senior Vice President, General      Title: Senior Vice President, General
       Counsel and Secretary                      Counsel and Company Secretary

Date: November 22, 2006                    Date: November 22, 2006